Exhibit 1(g)

BLACKROCK SERIES, INC.

ARTICLES SUPPLEMENTARY

BLACKROCK SERIES, INC., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of the State of Maryland that:

FIRST: The Corporation is registered as an open-end company under the Investment Company Act of 1940, as amended, with the authority to issue Eleven Billion Four Hundred Million (11,400,000,000) shares of capital stock as follows:

Series and Classes	Number of Authorized Shares
Mercury Fund 6
Class I Common Stock	100,000,000
Class A Common Stock	100,000,000
Class B Common Stock	100,000,000
Class C Common Stock	100,000,000
Class R Common Stock	100,000,000
BlackRock International Fund
Institutional Common Stock	100,000,000
Investor A Common Stock	100,000,000
Investor B Common Stock	100,000,000
Investor C Common Stock	100,000,000
Class R Common Stock	100,000,000
Mercury Fund 5
Class I Common Stock	100,000,000
Class A Common Stock	100,000,000
Class B Common Stock	100,000,000
Class C Common Stock	100,000,000
Class R Common Stock	100,000,000
Mercury Japan Capital Fund
Class I Common Stock	100,000,000
Class A Common Stock	100,000,000
Class B Common Stock	100,000,000
Class C Common Stock	100,000,000
BlackRock Small Cap Growth Fund II
Institutional Common Stock	100,000,000
Investor A Common Stock	100,000,000
Investor B Common Stock	100,000,000
Investor C Common Stock	100,000,000
Class R Common Stock	100,000,000
Mercury U.S. Large Cap Fund
Class I Common Stock	100,000,000

Class A Common Stock	100,000,000
Class B Common Stock	300,000,000
Class C Common Stock	100,000,000
Mercury Emerging Economies Fund
Class I Common Stock	100,000,000
Class A Common Stock	100,000,000
Class B Common Stock	100,000,000
Class C Common Stock	100,000,000
Mercury Select Growth Fund
Class I Common Stock	100,000,000
Class A Common Stock	100,000,000
Class B Common Stock	100,000,000
Class C Common Stock	100,000,000
Mercury Fund 9
Class I Common Stock	100,000,000
Class A Common Stock	100,000,000
Class B Common Stock	100,000,000
Class C Common Stock	100,000,000
Mercury Fund 10
Class I Common Stock	100,000,000
Class A Common Stock	100,000,000
Class B Common Stock	100,000,000
Class C Common Stock	100,000,000
Mercury Fund 11
Class I Common Stock	100,000,000
Class A Common Stock	100,000,000
Class B Common Stock	100,000,000
Class C Common Stock	100,000,000
Mercury Fund 12
Class I Common Stock	100,000,000
Class A Common Stock	100,000,000
Class B Common Stock	100,000,000
Class C Common Stock	100,000,000
Mercury Fund 13
Class I Common Stock	100,000,000
Class A Common Stock	100,000,000
Class B Common Stock	100,000,000
Class C Common Stock	100,000,000
Mercury Fund 14
Class I Common Stock	100,000,000
Class A Common Stock	100,000,000
Class B Common Stock	100,000,000
Class C Common Stock	100,000,000
Mercury Fund 15
Class I Common Stock	100,000,000
Class A Common Stock	100,000,000
Class B Common Stock	100,000,000
Class C Common Stock	100,000,000

Mercury Fund 16
Class I Common Stock	100,000,000
Class A Common Stock	100,000,000
Class B Common Stock	100,000,000
Class C Common Stock	100,000,000
Mercury Fund 17
Class I Common Stock	100,000,000
Class A Common Stock	100,000,000
Class B Common Stock	100,000,000
Class C Common Stock	100,000,000
Mercury Fund 18
Class I Common Stock	100,000,000
Class A Common Stock	100,000,000
Class B Common Stock	100,000,000
Class C Common Stock	100,000,000
Mercury Fund 19
Class I Common Stock	100,000,000
Class A Common Stock	100,000,000
Class B Common Stock	100,000,000
Class C Common Stock	100,000,000
Mercury Fund 20
Class I Common Stock	100,000,000
Class A Common Stock	100,000,000
Class B Common Stock	100,000,000
Class C Common Stock	100,000,000
Mercury Fund 21
Class I Common Stock	100,000,000
Class A Common Stock	100,000,000
Class B Common Stock	100,000,000
Class C Common Stock	100,000,000
Mercury Fund 22
Class I Common Stock	100,000,000
Class A Common Stock	100,000,000
Class B Common Stock	100,000,000
Class C Common Stock	100,000,000
Mercury Fund 23
Class I Common Stock	100,000,000
Class A Common Stock	100,000,000
Class B Common Stock	100,000,000
Class C Common Stock	100,000,000
Mercury Fund 24
Class I Common Stock	100,000,000
Class A Common Stock	100,000,000
Class B Common Stock	100,000,000
Class C Common Stock	100,000,000

Mercury Fund 25
Class I Common Stock	100,000,000
Class A Common Stock	100,000,000
Class B Common Stock	100,000,000
Class C Common Stock	100,000,000
Mercury Fund 26
Class I Common Stock	100,000,000
Class A Common Stock	100,000,000
Class B Common Stock	100,000,000
Class C Common Stock	100,000,000
Mercury Fund 27
Class I Common Stock	100,000,000
Class A Common Stock	100,000,000
Class B Common Stock	100,000,000
Class C Common Stock	100,000,000

Total:	11,400,000,000

All shares of all classes of the capital stock of the Corporation have a par value of One Hundredth of One Cent ($0.0001) per share and an aggregate par value of One Million One Hundred Forty Thousand Dollars ($1,140,000).

SECOND: Pursuant to authority expressly vested in the Board of Directors of the Corporation by Section 2-105(c) of the Maryland General Corporation Law and the Corporation’s charter, the Board of Directors hereby increases the total number of authorized shares of capital stock of BlackRock International Fund, a series of the Corporation, by Two Billion (2,000,000,000) and designates such newly authorized shares as Class K Common Stock.

THIRD: After the increase in the number of authorized shares, the Corporation will have the authority to issue Thirteen Billion Four Hundred Million (13,400,000,000) shares of capital stock as follows:

Series and Classes	Number of Authorized Shares
Mercury Fund 6
Class I Common Stock	100,000,000
Class A Common Stock	100,000,000
Class B Common Stock	100,000,000
Class C Common Stock	100,000,000
Class R Common Stock	100,000,000
BlackRock International Fund
Institutional Common Stock	100,000,000
Investor A Common Stock	100,000,000
Investor B Common Stock	100,000,000

Investor C Common Stock	100,000,000
Class R Common Stock	100,000,000
Class K Common Stock	2,000,000,000
Mercury Fund 5
Class I Common Stock	100,000,000
Class A Common Stock	100,000,000
Class B Common Stock	100,000,000
Class C Common Stock	100,000,000
Class R Common Stock	100,000,000
Mercury Japan Capital Fund
Class I Common Stock	100,000,000
Class A Common Stock	100,000,000
Class B Common Stock	100,000,000
Class C Common Stock	100,000,000
BlackRock Small Cap Growth Fund II
Institutional Common Stock	100,000,000
Investor A Common Stock	100,000,000
Investor B Common Stock	100,000,000
Investor C Common Stock	100,000,000
Class R Common Stock	100,000,000
Mercury U.S. Large Cap Fund
Class I Common Stock	100,000,000
Class A Common Stock	100,000,000
Class B Common Stock	300,000,000
Class C Common Stock	100,000,000
Mercury Emerging Economies Fund
Class I Common Stock	100,000,000
Class A Common Stock	100,000,000
Class B Common Stock	100,000,000
Class C Common Stock	100,000,000
Mercury Select Growth Fund
Class I Common Stock	100,000,000
Class A Common Stock	100,000,000
Class B Common Stock	100,000,000
Class C Common Stock	100,000,000
Mercury Fund 9
Class I Common Stock	100,000,000
Class A Common Stock	100,000,000
Class B Common Stock	100,000,000
Class C Common Stock	100,000,000
Mercury Fund 10
Class I Common Stock	100,000,000
Class A Common Stock	100,000,000
Class B Common Stock	100,000,000
Class C Common Stock	100,000,000
Mercury Fund 11

Class I Common Stock	100,000,000
Class A Common Stock	100,000,000
Class B Common Stock	100,000,000
Class C Common Stock	100,000,000
Mercury Fund 12
Class I Common Stock	100,000,000
Class A Common Stock	100,000,000
Class B Common Stock	100,000,000
Class C Common Stock	100,000,000
Mercury Fund 13
Class I Common Stock	100,000,000
Class A Common Stock	100,000,000
Class B Common Stock	100,000,000
Class C Common Stock	100,000,000
Mercury Fund 14
Class I Common Stock	100,000,000
Class A Common Stock	100,000,000
Class B Common Stock	100,000,000
Class C Common Stock	100,000,000
Mercury Fund 15
Class I Common Stock	100,000,000
Class A Common Stock	100,000,000
Class B Common Stock	100,000,000
Class C Common Stock	100,000,000
Mercury Fund 16
Class I Common Stock	100,000,000
Class A Common Stock	100,000,000
Class B Common Stock	100,000,000
Class C Common Stock	100,000,000
Mercury Fund 17
Class I Common Stock	100,000,000
Class A Common Stock	100,000,000
Class B Common Stock	100,000,000
Class C Common Stock	100,000,000
Mercury Fund 18
Class I Common Stock	100,000,000
Class A Common Stock	100,000,000
Class B Common Stock	100,000,000
Class C Common Stock	100,000,000
Mercury Fund 19
Class I Common Stock	100,000,000
Class A Common Stock	100,000,000
Class B Common Stock	100,000,000
Class C Common Stock	100,000,000
Mercury Fund 20
Class I Common Stock	100,000,000

Class A Common Stock	100,000,000
Class B Common Stock	100,000,000
Class C Common Stock	100,000,000
Mercury Fund 21
Class I Common Stock	100,000,000
Class A Common Stock	100,000,000
Class B Common Stock	100,000,000
Class C Common Stock	100,000,000
Mercury Fund 22
Class I Common Stock	100,000,000
Class A Common Stock	100,000,000
Class B Common Stock	100,000,000
Class C Common Stock	100,000,000
Mercury Fund 23
Class I Common Stock	100,000,000
Class A Common Stock	100,000,000
Class B Common Stock	100,000,000
Class C Common Stock	100,000,000
Mercury Fund 24
Class I Common Stock	100,000,000
Class A Common Stock	100,000,000
Class B Common Stock	100,000,000
Class C Common Stock	100,000,000
Mercury Fund 25
Class I Common Stock	100,000,000
Class A Common Stock	100,000,000
Class B Common Stock	100,000,000
Class C Common Stock	100,000,000
Mercury Fund 26
Class I Common Stock	100,000,000
Class A Common Stock	100,000,000
Class B Common Stock	100,000,000
Class C Common Stock	100,000,000
Mercury Fund 27
Class I Common Stock	100,000,000
Class A Common Stock	100,000,000
Class B Common Stock	100,000,000
Class C Common Stock	100,000,000

Total:	13,400,000,000

All shares of capital stock of the Corporation will have a par value of One Hundredth of One Cent ($0.0001) per share and an aggregate par value of One Billion Three Hundred Forty Million Dollars ($1,340,000,000).

FOURTH: All of the shares of the Corporation’s capital stock continue to have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as currently set forth in the Corporation’s charter.

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IN WITNESS WHEREOF, BLACKROCK SERIES, INC. has caused these Articles Supplementary to be signed in its name and on its behalf by the person named below who acknowledges that these Articles Supplementary are the act of the Corporation and that, as to all matters and facts required to be verified under oath and to the best of his knowledge, information and belief under the penalties of perjury, the matters and facts set forth herein are true in all material respects, as of this 25th day of January 2018.

ATTEST:	BLACKROCK SERIES, INC.

/s/ Benjamin Archibald	By:	/s/ John M. Perlowski
Benjamin Archibald		John M. Perlowski
Secretary		President and Chief Executive Officer